UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2025

The Carlyle Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Pennsylvania Avenue, NW
Washington, DC 20004-2505
(Address of Principal Executive Offices, Including Zip Code)
(202) 729-5626
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CG	The Nasdaq Global Select Market
4.625% Subordinated Notes due 2061 of Carlyle Finance L.L.C.	CGABL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 28, 2025, The Carlyle Group Inc. (the “Company” or “Carlyle”) announced that effective January 1, 2026, John C.
Redett, 57, Chief Financial Officer and Head of Corporate Strategy, Mark Jenkins, 58, Head of Global Credit, and Jeff
Nedelman, 58, Global Head of Client Business, will become Co-Presidents of Carlyle. In addition, Mr. Redett will lead
Carlyle’s Global Private Equity business, overseeing Corporate Private Equity and Real Assets, Mr. Jenkins will lead the
Global Credit and Insurance business, and Mr. Nedelman will continue to lead the Global Client Business. Mr. Redett will continue to serve in his current role as Chief Financial Officer and Head of Corporate Strategy through the end of 2025.
In addition, effective January 1, 2026, Justin Plouffe, 48, Deputy Chief Investment Officer for Global Credit, will become Chief
Financial Officer of Carlyle. Mr. Plouffe will continue to serve in his current role as Deputy Chief Investment Officer for
Global Credit through the end of 2025.
John Redett
John Redett is the Chief Financial Officer and Head of Corporate Strategy at Carlyle and is a member of the Leadership
Committee. He is based in New York. Effective January 1, 2026, Mr. Redett will become Co-President of Carlyle and will lead
Global Private Equity, overseeing Corporate Private Equity and Real Assets.
Mr. Redett joined Carlyle in 2007 as an investor on the Global Financial Services team. He has served as Chief Financial
Officer and Head of Corporate Strategy since October 2023. Previously, he was the Head of Global Financial Services from
2020 to September 2023 and the Co-Head of Global Financial Services from 2016 to 2020.
Mr. Redett is a 25-year veteran of the financial services industry and has been deeply involved in the operations and management of many financial services businesses during his career. He has led or been a key contributor to some of Carlyle’s significant investments across various subsectors of financial services, including Duff & Phelps, TCW, BankUnited, Hilb
Group, EPIC, DBRS, Central Pacific Bank, CFGI, PIB Group, and JenCap. He currently serves on the boards of directors for
Hilb Group and NSM Insurance Group.
Prior to joining Carlyle, Mr. Redett worked at Goldman Sachs from 2005 to 2007, and at JP Morgan from 2000 to 2005.
Mr. Redett received a BS from the University of Colorado and an MBA from New York University.
Mark Jenkins
Mark Jenkins is the Head of Global Credit at Carlyle and is a member of the Leadership Committee. He is based in New York.
Effective January 1, 2026, Mr. Jenkins will become Co-President of Carlyle and will lead the Global Credit and Insurance business.
Mr. Jenkins joined Carlyle in 2016. Prior to joining Carlyle, Mr. Jenkins was a Senior Managing Director at CPPIB and led the
Global Private Investment group. He was Chair of the Credit Investment Committee, Chair of the Private Investments
Committee and also managed the Portfolio Value Creation group. While at CPPIB, Mr. Jenkins founded CPPIB Credit
Investments, a multi-strategy platform making direct principal credit investments. He also led CPPIB’s acquisition and oversight of Antares Capital and the subsequent expansion in middle market lending. Prior to CPPIB, he was Managing
Director, Co-Head of Leveraged Finance Origination and Execution for Barclays Capital in New York. Before Barclays, Mr.
Jenkins worked for 11 years at Goldman Sachs in senior positions within the Fixed Income and Financing groups in New York.
Mr. Jenkins is member of the Board of Directors of Fortitude Re. Mr. Jenkins previously served on the Boards of Directors of
Wilton Re, Teine Energy, Antares Capital, Merchant Capital Solutions, Carlyle Secured Lending, Inc., Carlyle Credit Solutions,
Inc., and Carlyle Secured Lending III.
Mr. Jenkins earned a B.Comm degree from Queen’s University.
Jeff Nedelman
Jeff Nedelman is the Global Head of Client Business at Carlyle and is a member of the Leadership Committee and New
Products Committee. He is based in New York. Effective January 1, 2026, Mr. Nedelman will become Co-President of Carlyle and will continue to lead the Global Client Business.
As Global Head of Client Business, Mr. Nedelman leads the global investor relations team and oversees global distribution across the firm’s three business segments, with a focus on both the institutional and global wealth channels.
Mr. Nedelman joined Carlyle in 2023.  Prior to joining Carlyle, he was a Partner and Senior Managing Director at Certares
from 2020 to 2023. At Certares, he was a member of the Investment Committee and the Management Committee of Certares
Management LLC, as well as a member of the Investment Committee and the Management Committee of the CK Opportunities
Fund.  Before Certares, Mr. Nedelman spent over 25 years at Goldman Sachs, most recently as the Co-Chief Operating Officer of Global Equities, where he played a lead role expanding the firm’s financing and execution products and services. He was a member of the Firmwide Client and Business Standards Committee and the Securities Division Executive Committee.
Previously, he was Global Head of Prime Services, which included the Prime Brokerage, Clearing (GSEC), and Futures businesses. Prior to that, he was the Head of Americas Equity Sales.
Mr. Nedelman received a BA from UC Berkeley and an MBA from the Kellogg School of Management at Northwestern
University.
Justin Plouffe
Justin Plouffe is the Deputy Chief Investment Officer for Global Credit at Carlyle and is a member of the Risk Committee and
Capital Markets Oversight Committee. He is based in New York. Effective January 1, 2026, Mr. Plouffe will become Chief
Financial Officer of Carlyle.
Mr. Plouffe joined Carlyle in 2007 and focuses on investing across Carlyle’s credit strategies and driving growth initiatives for the Global Credit platform. He is a Portfolio Manager for several cross-platform credit strategies, including Carlyle Tactical
Private Credit Fund (“CTAC”), and serves on various Global Credit investment committees. In addition to his investing duties, he also serves as President and Chief Executive Officer of Carlyle’s affiliated Business Development Companies, Carlyle
Secured Lending, Inc. (“CSL”) and Carlyle Credit Solutions, Inc. (“CARS”) and as Chief Executive Officer of TCG Capital
Markets L.L.C., Carlyle’s SEC-registered broker/dealer affiliate. He currently serves on the boards of directors of CTAC, CSL, and CARS and previously served on the board of directors of Carlyle Secured Lending III.
Mr. Plouffe has overseen CLO new issuance, led acquisitions of corporate credit management platforms, served as a portfolio manager for structured credit investments, developed proprietary portfolio management analytics, and negotiated a wide variety of financing facilities.
Prior to joining Carlyle, Mr. Plouffe was an attorney at Ropes & Gray LLP. He also has served as a Clerk on the U.S. Court of
Appeals for the First Circuit and as a Legislative Assistant to a U.S. Congressman.
Mr. Plouffe received his undergraduate degree from Princeton University and a JD from Columbia Law School, where he was an editor of The Columbia Law Review. He is a CFA Charterholder and holds Series 7, 24, 57, 63, 79, and 99 licenses.
As senior Carlyle professionals, Messrs. Redett, Jenkins, Nedelman, and Plouffe make investments in and alongside Carlyle investment funds as described in our Definitive Proxy Statement on Schedule 14A for the 2025 Annual Meeting of
Shareholders. Carlyle will enter into a customary indemnification agreement with Messrs. Jenkins, Nedelman, and Plouffe in the same form as that which applies to our other executive officers, including Mr. Redett, and to the Board of Directors of the
Company.

Item 7.01	Regulation FD Disclosure.
A copy of the Company’s press release regarding the matters described above has been furnished as Exhibit 99.1 to this Current
Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release of The Carlyle Group Inc., dated July 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Carlyle Group Inc.

Date: July 28, 2025	By:	/s/ Jeffrey W. Ferguson
	Name:	Jeffrey W. Ferguson
	Title:	General Counsel